LightPath Technologies, Inc. 8-K

Exhibit 10.1
AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.
OMNIBUS INCENTIVE PLAN
October 15, 2002

1.

PURPOSE.

This Amended and Restated Omnibus Incentive Plan (the “Plan”) is intended as an amendment, restatement, and consolidation of the previous Amended LightPath Technologies, Inc. Omnibus Incentive Plan dated November 14, 2000 and LightPath Technologies, Inc Amended and Restated Directors Stock Option Plan dated November 14, 2000. This Plan is intended to provide incentive compensation to certain employees, officers and directors of LIGHTPATH TECHNOLOGIES, INC. (the “Company”) or of its subsidiary corporations (the “Subsidiaries”, as that term is defined in Section 424 of the Internal Revenue Code of 1986, as amended from time to time) in the form of cash or Company stock, to permit Plan participants to acquire or increase their proprietary interest in the success of the Company, and to encourage them to continue to perform services on behalf of the Company, and retain persons of training, experience, and ability. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.

EFFECTIVE DATE.

The effective date of this Plan is October 15, 2002, the date on which the Shareholders adopted this amendment and restatement.

3.

DEFINITIONS.

For purposes of this Plan, the following terms shall have the meanings set forth below:

(a) “Award” or “Awards” means an award or grant made to a Participant or Director under Sections 7 through 12, inclusive, of the Plan.

(b) “Award Agreement” means the written document that sets forth the terms and conditions of an Award, as described in Section 18(e).

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended, together with the regulations promulgated thereunder.

(e) “Committee” means the Board, the Compensation Committee of the Board, or any committee of the Board performing similar functions, constituted as provided in Section 4 of the Plan.

(f) “Common Stock” means the Class A Common Stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

(g) “Company” means LightPath Technologies, Inc. or any successor corporation.

(h) “Consultants” means any person who performs services on behalf of the Company from time to time on an independent contractor basis; provided, however, that such services shall not be in connection with the offer and sale of securities in a capital-raising transaction.

(i) “Director” means an individual who: (i) is a member of the Board as a director; (ii) is not an employee of the Company or any Subsidiary; and (iii) in the event the Company becomes subject to the provisions of the Exchange Act, is not eligible, and has not been eligible for at least one year prior to becoming a nonemployee director of the Company, to receive a grant or award of equity securities pursuant to a plan of the Company or any affiliate of the Company that is administered by any person having discretion with respect to the selection of participants and/or the amount of awards, as determined under Rule 16b-3 promulgated under the Exchange Act.

(j) “Director’s Restricted Award” means an Award granted pursuant to the provisions of Section 12 of the Plan.

(k) “Director’s Option” means an option to purchase shares of Common Stock granted pursuant to the provisions of Section 11 of the Plan.

(l) “Director’s Option Agreement” means the written document that sets forth the terms and conditions of an Option, as described in Section 11.

(m) “Director’s Restricted Stock Grant” means an Award of shares of Common Stock granted pursuant to the provisions of Section 12 of the Plan.

(n) “Director’s Restricted Unit Grant” means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 12 of the Plan.

(o)”Disability” means permanent and total disability. An individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(p) “Eligibility Date” means the date as of which an individual first becomes a Director.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

(r) “Fair Market Value” means on any given date (i) the highest closing price of the Common Stock on any established national exchange or exchanges or, if no sale of Common Stock is made on such day, the next preceding day on which there was a sale of such stock, or (ii) if the Common Stock is quoted in the over-the-counter market reported by the National Association of Securities Dealers, Inc., the mean between the closing bid and low asked quotations of the Common Stock for such date, or (iii) if the Common Stock is neither quoted on an exchange nor in the over-the-counter market, then the fair market value as determined by the Committee, taking into account various factors consistent with the provisions of applicable law pertaining to the valuation of stock for federal income tax purposes.

(s) “Incentive Stock Option” means any Stock Option (as defined below) that is intended to be and is specifically designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(t) “Nonqualified Stock Option” means any Stock Option granted pursuant to the provisions of Section 7 of the Plan that is not an Incentive Stock Option.

(u) “Original Options” has the meaning given the term as described in Section 7 or Section 12 of the Plan, as applicable.

(v) “Participant” means an employee or officer of the Company or any Subsidiary, who is granted an Award under the Plan.

(w) “Performance Bonus Award” means an Award of cash and/or shares of Common Stock granted pursuant to the provisions of Section 10 of the Plan.

(x) “Plan” means this Omnibus Incentive Plan, as set forth herein and as it may be hereafter amended.

(y) “Reload Options” has the meaning given the term in Section 7 or Section 12 of the Plan, as applicable.

(z) “Restricted Award” means an Award granted pursuant to the provisions of Section 9 of the Plan.

(aa) “Restricted Stock Grant” means an Award of shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

(bb) “Restricted Unit Grant” means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

(cc) “Stock Appreciation Right” means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

(dd) “Stock Option” means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

(ee) “Subsidiary” means any corporation or entity in which the company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power, whether existing at the date of institution of this Plan or subsequently.

(ff) “Ten Percent Shareholder” means a person who owns (or is considered to own after taking into account the attribution of ownership rules of Section 424(d) of the code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.

4.

ADMINISTRATION.

(a) The Plan shall be administered by the Board or by the Committee, as appointed from time to time by the Board. The Board may from time to time remove members from, or add members to, the Committee. In the event the Company becomes subject to the provisions of the Exchange Act, the Board shall perform the functions of the Committee or the Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (“SEC”) under the Exchange Act or any successor rule (“Rule 16b-3”).

(b) A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

(c) The Committee is authorized to construe and interpret the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and Directors and any person validly claiming under or through any Participant or Director.

(d) The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that in the event the Company becomes subject to the provisions of the Exchange Act, the Committee may not delegate its authority with regard to selection for participation of, and the granting of Awards to, persons subject to Sections 16(a) and 16(b) of the Exchange Act or who are eligible to receive Awards under the Plan.

(e) The Committee is expressly authorized to make modifications to the Plan as necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants or Directors and the Plan, subject to those restrictions that are set forth in Section 17 below.

(f) The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

5.

ELIGIBILITY.

Persons eligible for Awards under the Plan shall consist of: (i) employees, officers, and Consultants of the Company or its Subsidiaries (with respect to Sections 7 through 10, hereof); and (ii) Directors (with respect to Sections 11 and 12 hereof) of the Company or its Subsidiaries, who from time to time shall be designated by the Committee.

6.

COMMON STOCK SUBJECT TO PLAN.

Shares of Common Stock Subject to Plan. The maximum number of shares of Class A Common Stock in respect of which Awards may be granted under the Plan (the “Plan Maximum”) shall be 3,725,000, subject to adjustment as provided in Section 15 below. Common Stock issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. The following terms and conditions shall apply to Common Stock subject to the Plan:

(i)

In no event shall more than the Plan Maximum be cumulatively available for Awards under the Plan;

(ii)

For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations, (A) the number of shares of Common Stock subject to issuance upon exercise or settlement of Awards (regardless of vesting), and (B) the number of shares of Common Stock which equal the value of Restricted Unit Grants or Stock Appreciation Rights determined at the dates on which such Awards are granted;

(iii)

If any Awards are forfeited, terminated, expire unexercised, settled in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were previously subject to the Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of the Awards;

(iv)

Any shares of Common Stock which are used as full or partial payment to the Company by a Participant of the purchase price of shares of Common Stock upon exercise of a Stock Option shall again be available for Awards under the Plan; and

(v)

Any shares of Common Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan.

7.

STOCK OPTIONS.

Stock Options granted under the Plan may be in the form of Incentive Stock Options, Deferred Compensation Stock Options, or Non-Qualified Stock Options (collectively, the “Stock Options”).

Subject to the provisions of the Code, any Stock Option granted in the form of an Incentive Stock Option shall continue to be treated as an outstanding Stock Option hereunder, even if it ceases to be treated as an Incentive Stock Option under the Code. Such Stock Option shall be treated as a Nonqualified Stock Option, subsequent to the time it ceases to qualify as an Incentive Stock Option under the Code.

Stock Options shall be subject to the following terms and conditions, and each Stock Option shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

(a) Grant. Stock Options shall be granted separately. In no event will Stock Options or Awards be issued in tandem whereby the exercise of one affects the right to exercise the other.

(b) Stock Option Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement. The Committee may specify an exercise price for a Nonqualified Stock Option which is less than, equal to, or greater than the Fair Market Value of the Common Stock on the date of the grant of the Nonqualified Stock Option. The Committee may also issue Nonqualified Stock Options with an exercise price less than the Fair Market Value of the Common Stock on the date of the grant, in satisfaction of the Company’s obligations to pay deferred compensation. Such Stock Options shall be referred to hereunder as “Deferred Compensation Stock Options. However, in no event shall the exercise price of an Incentive Stock Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of the Incentive Stock Option. In the case of a Ten Percent Shareholder, the exercise price of an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the grant.

(c) Option Term. The term of each Nonqualified Stock Option and Deferred Compensation Stock Options, shall be determined by the Committee and set forth in the Award Agreement. The term of Incentive Stock Options shall not exceed ten (10) years after the date the Incentive Stock Option is granted, and the term of any Incentive Stock Options granted to Ten Percent Shareholders shall not exceed five (5) years after the date of the grant.

(d) Exercisability.

(i) Incentive Stock Options and Nonqualified Stock Options shall be exercisable at the time or times determined by the Committee and set forth in the Award Agreement, provided, however, that except as provided in sections 13(a), 13(b), 13(c), and 16, no Incentive Stock Option shall be exercisable prior to the first anniversary of the date of grant. Notwithstanding the previous sentence, Stock Options may be exercised at an earlier date, pursuant to the provisions of Section 16 hereof.

(ii) Reload Options shall become exercisable in accordance with Section 7(h)(iii) hereof. Deferred Compensation Stock Options shall become exercisable in accordance with the terms of the grant thereof as established by the Committee and set forth in the Award Agreement.

(e) Method of Exercise. Subject to applicable exercise restrictions set forth in Section 7(d) above, a Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. The purchase price may be paid by any of the following methods, subject to the restrictions set forth in Section 7(f) hereof:

(i) in cash, by certified or cashier’s check, by money order or by personal check (if approved by the Committee) of an amount equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates;

(ii) if acceptable to the Committee, by delivery of shares of Common Stock already owned by the Participant, which shares, including any cash tendered therewith, have an aggregate Fair Market Value (determined as of the date preceding the Company’s receipt of exercise notice) equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

(iii) if acceptable to the Committee, by delivery to the Company of an exercise notice that (i) requests the Company, subsequent to the exercise of the Option and prior to the actual delivery of any shares of Common Stock to the Participant, to arrange for the sale of that number of shares of Common Stock that have a value equal to the exercise price of the Option and (ii) agrees that the Company may use the proceeds of such sale to discharge the Participant’s liability to pay to the Company the exercise price of such Option.

(f) Restrictions on Method of Exercise. Notwithstanding the foregoing payment provisions, the Committee, in granting Stock Options pursuant to the Plan, may limit the methods by which a Stock Option may be exercised by any person and in processing any purported exercise of a Stock Option granted pursuant to the Plan, may refuse to recognize the method of exercise selected by the Participant (other than the method of exercise set forth in Section 7(e)(i)), if, in the opinion of counsel to the Company, (i) the Participant is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, and (ii) there is a substantial likelihood that the method of exercise selected by the Participant would subject the Participant to substantial risk of liability under Section 16 of the Exchange Act. Furthermore, no Incentive Stock Option may be exercised in accordance with the methods of exercise set forth in subsections 7(e)(ii) and 7(e)(iii) above unless, in the opinion of counsel to the Company, such exercise would not have a material adverse effect upon the incentive stock option tax treatment of any outstanding Incentive Stock Options or Incentive Stock Options that thereafter may be granted pursuant to the Plan.

(g) Tax Withholding. In addition to the alternative methods of exercise set forth in Section 7(e), holders of Nonqualified Stock Options, subject to the discretion of the Committee, may be entitled to elect at or prior to the time the exercise notice is delivered to the Company, to have the Company withhold from the shares of Common Stock to be delivered upon exercise of the Nonqualified Stock Option the number of shares of Common Stock (determined based on the Fair Market Value as of the date preceding the Company’s receipt of the exercise notice) that is necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option; provided, however, that the amount of the Fair Market Value of the shares so withheld does not exceed the tax on such exercise at the maximum marginal tax rate. If withholding is made in shares of the Common Stock pursuant to the method set forth above, the Committee, in its sole discretion, may grant “ Reload Option(s)” (as defined in Section 7(h) below) on the terms specified in Section 7(h) below for the shares so withheld. Notwithstanding the foregoing provisions, a holder of a Nonqualified Stock Option may not elect to satisfy his or her withholding tax obligation in respect of any exercise as contemplated above if, in the opinion of counsel to the Company, (i) the holder of the Nonqualified Stock Option is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, (ii) there is a substantial likelihood that the election or timing of the election would subject the holder to a substantial risk of liability under Section 16 of the Exchange Act, or (iii) such withholding would have an adverse tax or accounting effect to the Company.

(h) Grant of Reload Options. Whenever the Participant holding any Incentive Stock Option or Nonqualified Stock Option (the “Original Option”) outstanding under this Plan (including any “Reload Options” granted under the provisions of this Section 7(h)) exercises the Original Option, then the Committee may, in its sole discretion, grant a new option (the “Reload Option”) for additional shares of Common Stock in an amount to be determined in its sole discretion. All such Reload Options granted hereunder shall be on the following terms and conditions:

(i) The Reload Option price per share shall be determined by the
Committee and set forth in the Award Agreement;

(ii) The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on terms specified in the Reload
Option, as determined by the Committee; and

(iii) Any Reload Option granted under this Section 7(h) shall become exercisable on terms specified in the Reload Option, as determined by the Committee.

In the event the Committee determines that the price per share of Common Stock under a Reload Option is one hundred percent (100%) of the Fair Market Value of such a share on the date of grant of such option (or one hundred ten percent (110%) of such Fair Market Value of a share under a grant to a Ten Percent Shareholder), the Committee in its sole discretion may designate such Reload Option as an Incentive Stock Option.

Even if the shares of Common Stock which are issued upon exercise of the Original Option are sold within one (1) year following the exercise of the Original Option such that the sale constitutes a disqualifying disposition for purposes of Incentive Stock Option treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

(i) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value (determined as of the date Incentive Stock Options are granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other limits as may be required by the Code.

(j) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under such Section 422 of the Code. To the extent permitted under Section 422 of the Code or applicable regulations thereunder or any applicable Internal Revenue Service pronouncements:

(i) if a Participant’s employment is terminated by reason of death or Disability and the Incentive Stock Option by action of the Committee becomes exercisable in whole or in part after the post-termination period specified in Section 13(a) or 13(b), such Stock Option or portion thereof shall be treated as a Nonqualified Stock Option;

(ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control (as defined in Section 16 below), such that the holding period or term of exercise rules applicable to Incentive Stock Options are not met, then such Incentive Stock Option shall be treated as a Nonqualified Stock Option;

(iii) if the Committee so approves, an Incentive Stock Option exercise may be made which exceeds the $100,000 limitation set forth in Section 7(i) above, with such excess to be treated as a Nonqualified Stock Option; and

(iv) if the Committee so approves, the option term and the terms of exercise of the Incentive Stock Option can be changed, with the consent of the Participant, such that the Incentive Stock Option loses its status as such under the Code, and the entire Stock Option is treated as a Nonqualified Stock Option.

8.

STOCK APPRECIATION RIGHTS

The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable:

(a) Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, (or such other lesser or greater price as may be set by the Committee), multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Grant. A Stock Appreciation Right shall be granted separately. In no event will Stock Appreciation Rights and other Awards be issued in tandem whereby the exercise of one such Award affects the right to exercise the other.

(c) Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee shall establish procedures to provide that, with respect to any Participant subject to Section 16(b) of the Exchange Act who would receive cash in whole or in part upon exercise of the Stock Appreciation Right, such exercise may only occur during an exercise period described in Rule 16b-3(e)(3)(iii) (as such provision exists from time to time) which, as of the date of adoption of this Plan, is a period beginning on the third (3rd) business day following the Company’s public release of quarterly or annual summary statements of sales and earnings and ending on the twelfth (12th) business day following such public release (“Window period”). To the extent it is not inconsistent with the preceding sentence, the Committee, in its discretion, may provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates, or that a Stock Appreciation Right may be exercised during only limited time periods.

(d) Form of Payment. Payment to the Participant upon exercise of a Stock Appreciation Right may be made (i) in cash, by certified or cashier’s check or by money order, (ii) in shares of Common Stock, or (iii) any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, or with respect to payments contemplated in clauses (i) and (ii) above, at the time of the exercise.

9.

RESTRICTED AWARDS.

Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions, and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

(a) Restricted Stock Grants. A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Section 9(d) below; provided, however, that the Committee shall require a Participant who has not been employed by or performed services for the Company as of the date of grant, to pay an amount at least equal to the par value of the shares of Common Stock subject to the Restricted Stock Grant within thirty (30) days of the grant. Failure to pay such amount shall result in the automatic termination of the Restricted Stock Grant.

(b) Restricted Unit Grants. A Restricted Unit Grant is an Award of units granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units upon termination of employment for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of the units. Based on the discretion of the Committee at the time a Restricted Unit Grant is awarded to a Participant, a unit will have a value (i) equivalent to one share of Common Stock, or (ii) equivalent to the excess of the Fair Market Value of a share of Common Stock on the date the restriction lapses over the Fair Market Value of a share of Common Stock on the date of the grant of the Restricted Unit Grant (or over such other value as the Committee determines at the time of the grant).

(c) Grant of Awards. Restricted Awards shall be granted separately under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards, however, may not be granted in tandem with other Awards whereby the exercise of one such Award affects the right to exercise the other. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of the shares of Common Stock. The certificate shall be registered in the name of the Participant, shall be accompanied by a stock power duly executed by the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The certificates evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

(d) Restriction Period. Restricted Awards shall provide that in order for a Participant to vest in the Awards, the Participant must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period specified by the Committee commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (“Restriction period”) During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Participant shall be entitled to receive his or her Restricted Award or the applicable portion thereof, as the case may be. Upon termination of a Participant’s employment with the Company or any Subsidiary for any reason during the Restriction Period, all or a portion of the shares or units, as applicable, that are still subject to a restriction may vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(e) Payment of Awards. A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the units covered by the Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash, by certified or cashier’s check or by money order, (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine, subject, however, to any applicable Window Period requirement imposed by the Committee with respect to Restricted Unit Grants settled in whole or in part in cash. The Committee may elect to make this determination either at the time the Award is granted, or with respect to payments contemplated in clause (i) and (ii) above, at the time the Award is settled.

(f) Rights as a Shareholder. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

10.

PERFORMANCE BONUS AWARDS.

Performance Bonus Awards granted under the Plan may be in the form of cash or shares of Common Stock, or a combination thereof. Performance Bonus Awards may be granted under the Plan in such form as the Committee may from time to time approve. Subject to the terms of the Plan, the Committee shall determine the Performance Bonus Awards to be granted to a Participant for any given calendar year, and the Committee may impose different terms and conditions on any particular Performance Bonus Award made to any Participant including, but not limited to, restrictions on the sale, assignment and transfer of Common Stock covered by a Performance Bonus Award.

11.

GRANT OF DIRECTOR’S OPTIONS.

(a) General. A Director’s Option shall be granted pursuant to Subsection (b) below, to each person who is a Director. Each Director’s Option shall be evidenced by a Director’s Option Agreement in a form specified by the Board containing such terms and conditions that are consistent with the terms of this Plan or applicable law. A Director’s Option granted to a Director under this Plan shall be in addition to regular directors’ fees or other benefits with respect to the Director’s position with the Company or any of its Subsidiaries. Neither the Plan nor any Director’s Option granted under the Plan shall confer upon any person any right to continue to serve as a director of the Company.

(b) Grant. (1) A Director shall be granted, effective as of the Director’s Eligibility Date, an option to purchase 20,000 shares of Common Stock which shall vest 1/12 per month for one year. (2) Each director shall be granted an additional option as an annual grant (“Annual Grant”) to purchase 4,000 shares of Common Stock at the annual meeting. The Annual Grant shall vest 1/12 per month for one year. The director must be active at the annual meeting to obtain this Annual Grant.

A Director’s Option shall be exercisable, only if the Director has continued to perform services as a director of the Company during the period beginning on the date the Director’s Option is first granted and ending on the date the relevant portion of the Director’s Option is first exercisable, as the case may be. The exercisability of an Director’s Option upon cessation of such services is set forth in Subsection (f), below.

The term of an Director’s Option grant pursuant to this Subsection (b) shall be ten (10) years commencing as of the effective date of the grant, regardless of whether the relationship between the individual and the Company terminates or changes. The exercise price for a share of Common Stock under a Director’s Option grant pursuant to this Subsection (b) shall be the Fair Market Value of a share of Common Stock as of the effective date of the grant.

(c)

Method of Exercise. Subject to applicable exercise restrictions set forth herein, a Director’s Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. The purchase price may be paid by any of the following methods, subject to the restrictions set forth in Subsection (d), below:

(1)

in cash, by certified or cashier’s check, by money order or by personal check (if approved by the Board) of an amount equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates;

(2)

if acceptable to the Board, by delivery of shares of Common Stock already owned by the Director, which shares, including any cash tendered therewith, have an aggregate Fair Market Value (determined as of the date preceding the Company’s receipt of exercise notice) equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

(3)

if acceptable to the Board, by delivery to the Company of an exercise notice that (i) requests the Company, subsequent to the exercise of the Director’s Option and prior to the actual delivery of any shares of Common Stock to the Director, to arrange for the sale of that number of shares of Common Stock that have a value equal to the exercise price of the Director’s Option and (ii) agrees that the Company may use the proceeds of such sale to discharge the Director’s liability to pay to the Company the exercise price of such Director’s Option.

(d)

Restrictions on Method of Exercise. Notwithstanding the foregoing payment provisions, the Board may refuse to recognize the method of exercise selected by the Director (other than the method of exercise set forth in Subsection (c)(1)), above, if, in the opinion of counsel to the Company, (i) the Director is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, and (ii) there is a substantial likelihood that the method of exercise selected by the Director would subject the Director to substantial risk of liability under Section 16 of the Exchange Act.

(e)

Grant of Reload Options. Whenever a Director holding any Director’s Option (the “Original Option”) outstanding under this Plan (including any “Reload Options” granted under the provisions of this Subsection (e)) exercises the Original Option and makes payment of the option price by tendering shares of Common Stock previously held by him or her, then the Board will grant a new option (the “Reload Option”) for additional shares of Common Stock equal to the number of shares tendered by the Director in payment of the option price for the Original Option being exercised. All such Reload Options granted hereunder shall be on the following terms and conditions:

(1)

The Reload Option exercise price per share shall be an amount equal to the then current Fair Market Value of a share of Common Stock, determined as of the date of the Company’s receipt of the exercise notice for the Original Option;

(2)

The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on the expiration of the option period of the Original Option or two (2) years from the date of the grant of the Reload Option, whichever is later;

(3)

Any Reload Option granted under this Subsection (e) shall become exercisable one (1) year following the date of exercise of the Original Option; and

(4)

All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload Option.

(f)

Exercisability of Director’s Options and Reload Options Upon Termination of Relationship with the Company. Notwithstanding anything in the Plan to the contrary, a Director who ceases to perform services as a director of the Company for any reason (including death and Disability) shall be entitled to exercise any outstanding Director’s Options or Reload Options for the remainder of each of such option’s term, but only to the extent such option was exercisable as of the date of such cessation of services. In the event of the death of the Director, the Director’s beneficiary shall be entitled to exercise any outstanding Director’s Options or Reload Options to the extent permitted in accordance with the preceding sentence.

(g)

Non-transferability of Director’s Options or Reload Options. No Director’s Option or Reload Option and no rights or interest therein shall be assignable or transferable by a Director except by will or the laws of descent and distribution. During the lifetime of the Director or the Director’s beneficiary, as the case may be, Director’s Options and Reload Options are exercisable only by the Director, or the Director’s beneficiary, as the case may be, or the legal representative of the Director or the Director’s beneficiary.

(h)

Section 83(b) Election. If as a result of exercising an Option, a Director receives shares of Common Stock that are subject to a “substantial risk of forfeiture” and are not “transferable” as those terms are defined for purposes of Section 83(b) of the Code, then such Director may elect under Section 83(b) to include in his gross income, for the taxable year in which the shares of Common Stock are transferred to him, the excess of the fair market value of such shares at the time of transfer (determined without regard to any restriction other than one which by its terms will never lapse), over the amount paid for such shares. If the Director makes the Section 83(b) election described above, the Director shall (i) make the election in a manner that is satisfactory to the Board; (ii) provide the Company with a copy of such election; and (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election.

(i)

Option Agreement and Beneficiary Designation. Each Director receiving an Option grant under the Plan shall enter into an Option Agreement with the Company in a form specified by the Board agreeing to the terms and conditions of the Option. Each Director receiving an Option grant under the Plan shall designate one or more beneficiaries who may elect to exercise any Options exercisable upon or after the death of the Director.

12.

DIRECTOR’S RESTRICTED AWARDS.

Director’s Restricted Awards granted under the Plan may be in the form of either Director’s Restricted Stock Grants or Director’s Restricted Unit Grants. Director’s Restricted Awards shall be subject to the following terms and conditions, and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

(a) Director’s Restricted Stock Grants. A Director’s Restricted Stock Grant is an Award of shares of Common Stock transferred to a Director subject to such terms and conditions as the Committee deems appropriate, as set forth in Section 12(d) below; provided, however, that the Committee shall require a Director who has not performed services as a Director for the Company as of the date of grant, to pay an amount at least equal to the par value of the shares of Common Stock subject to the Director’s Restricted Stock Grant within thirty (30) days of the grant. Failure to pay such amount shall result in the automatic termination of the Director’s Restricted Stock Grant.

(b) Director’s Restricted Unit Grants. A Director’s Restricted Unit Grant is an Award of units granted to a Director subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Director forfeit such units upon his termination as a director of the Company for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of the units. Based on the discretion of the Committee at the time a Director’s Restricted Unit Grant is awarded to a Director, a unit will have a value (i) equivalent to one share of Common Stock, or (ii) equivalent to the excess of the Fair Market Value of a share of Common Stock on the date the restriction lapses over the Fair Market Value of a share of Common Stock on the date of the grant of the Director’s Restricted Unit Grant (or over such other value as the Committee determines at the time of the grant).

(c) Grant of Awards. Director’s Restricted Awards shall be granted separately under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Director’s Restricted Awards, however, may not be granted in tandem with other Awards whereby the exercise of one such Award affects the right to exercise the other. Subject to the terms of the Plan, the Committee shall determine the number of Director’s Restricted Awards to be granted to a Director and the Committee may impose different terms and conditions on any particular Director’s Restricted Award made to any Director. Each Director receiving a Director’s Restricted Stock Grant shall be issued a stock certificate in respect of the shares of Common Stock. The certificate shall be registered in the name of the Director, shall be accompanied by a stock power duly executed by the Director, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The certificates evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

(d) Restriction Period. Director’s Restricted Awards shall provide that in order for a Director to vest in the Awards, the Director must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period specified by the Committee commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (“Restriction period”) During the Restriction Period, a Director may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Director’s Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Director shall be entitled to receive his or her Director’s Restricted Award or the applicable portion thereof, as the case may be. Upon termination of a Director as a director of the Company or any Subsidiary for any reason during the Restriction Period, all or a portion of the shares or units, as applicable, that are still subject to a restriction may vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(e) Payment of Awards. A Director shall be entitled to receive payment for a Director’s Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the units covered by the Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Director’s Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash, by certified or cashier’s check or by money order, (ii) in shares of Common Stock equal to the number of units granted under the Director’s Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine, subject, however, to any applicable Window Period requirement imposed by the Committee with respect to Director’s Restricted Unit Grants settled in whole or in part in cash. The Committee may elect to make this determination either at the time the Award is granted, or with respect to payments contemplated in clause (i) and (ii) above, at the time the Award is settled.

(f) Rights as a Shareholder. A Director shall have, with respect to the shares of Common Stock received under a Director’s Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Director’s Restricted Stock Grant shall be treated as additional shares under the Director’s Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Director’s Restricted Stock Grant with respect to which the dividends are issued.

13.

TERMINATION OF EMPLOYMENT.

The terms and conditions under which an Award (other than an Award of Incentive Stock Options) may be exercised after a Participant’s termination of employment, or a Director’s termination as a director of the Company, shall be determined by the Committee and set forth in the Award Agreement. The conditions under which such post-termination exercises shall be permitted with respect to Incentive Stock Options shall be determined as provided below:

(a) Termination by Death. Subject to Section 7(j), if a Participant’s employment by the Company or any Subsidiary terminates by reason of the Participant’s death or if the Participant’s death occurs within three months after the termination of his or her employment, any Award held by such Participant may thereafter be exercised, to the extent such Award otherwise was then exercisable by the Participant, by the legal representative of the Participant’s estate or by any person who acquired the Award by will or the laws of descent and distribution, for a period of one year from the Participant’s termination of employment (as contemplated in this Section 13(a)) or until the expiration of the stated term of the Award, whichever period is the shorter. Any right of exercise under a nonvested Award held by a Participant at the time of his or her death is extinguished and terminated.

(b) Termination by Reason of Disability. Subject to Section 7(j), if a Participant’s employment by the Company or Subsidiary terminates by reason of Disability, any Award held by such Participant may thereafter be exercised by the Participant, to the extent such Award otherwise was then exercisable by the Participant, for a period of one year from the date of such termination of employment or until the expiration of the stated term of such Award, whichever period is the shorter; provided, however, that if the Participant dies within such one-year period, any unexercised Award held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time such death or until the expiration of the stated term of such Award, whichever period is shorter. Any right of exercise under a nonvested Award held by the Participant at the time of his or her termination by reason of Disability is terminated and extinguished.

(c) Other Termination. Subject to Section 7(j), if a Participant’s employment by the Company or any Subsidiary is terminated for any reason, any Award held by the Participant at the time of his or her termination shall be exercisable, to the extent otherwise then exercisable, for the lesser of three (3) months from the date of such termination or the balance of the term of the Award, and any right of exercise under any nonvested Award held by a Participant at the time of his or her termination is terminated and extinguished. Pursuant to Section 7(j)(iv), the Committee with the Participant’s consent may change the option term and the terms of exercise of an Incentive Stock Option subject to this Section 11(c), such that the Incentive Stock Option loses its status as such under the Code, and the entire Stock Option is treated as a Nonqualified Stock Option.

14.

NON-TRANSFERABILITY OF AWARDS.

No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant or a Director except by will or the laws of descent and distribution, after which assignment Section 13(a) hereof shall apply to exercise of the Award by the assignee. During the lifetime of a Participant or Director, Awards are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant, Director or his or her legal representative.

15.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

(a) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company’s Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

(b) In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Common Stock, the Board, in its discretion, may make proportionate adjustments it deems appropriate to reflect such change with respect to (i) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (ii) the number of shares of Common Stock covered by each outstanding Award, and (iii) the price per share in respect of the outstanding Awards. Notwithstanding the foregoing, the Board may only increase the aggregate number of shares of Common Stock for which Awards may be granted under the Plan solely to reflect the change, if any, of the capitalization of the Company or a Subsidiary.

(c) The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

16.

CHANGE OF CONTROL.

(a) In the event of Change of Control (as defined in Paragraph (b) below) of the Company, and except as the Board may expressly provide otherwise in resolutions adopted prior to the date of the Change of Control:

(i) All Director’s Options, Stock Options or Stock Appreciation Rights then outstanding with respect to an affected Participant or Director shall become fully exercisable as of the applicable date; and

(ii) All restrictions and conditions of all Director’s Restricted Unit Grants, Director’s Stock Grants, Restricted Stock Grants, Restricted Unit Grants and Performance Bonus Awards then outstanding with respect to an affected Participant shall be deemed satisfied as of the applicable date.

For purposes of this subsection (a), “applicable date” shall mean the earlier of the three dates on which occur the events described in subsections (b)(i) through (b)(ii) below:

(b) A “Change of Control” shall be deemed to have occurred with respect to a Participant or Director upon the occurrence of any one of the following events, other than a transaction with another person controlled by the Company or its officers or directors, or a benefit plan or trust established by the Company for its employees:

(i) Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes owner of shares of Common Stock of the Company with respect to which fifty-one percent (51%) or more of the total number of votes for the election of the Board may be cast;

(ii) The stockholders of the Company approve an agreement providing for the sale or other disposition of all or substantially all of the assets of the Company; or

17.

AMENDMENT AND TERMINATION.

(a) Amendments Without Shareholder Approval. Except as set forth in Sections 17(b) and 17(c) below, the Board may, without further approval of the shareholders, at any time amend, alter, discontinue or terminate this Plan, in such respects as the Board may deem advisable.

(b) Amendments Requiring Shareholder Approval. Except as set forth in Section 17(c) below, to comply with the restrictions set forth in Rule 16b-3 promulgated under the Exchange Act, as amended and in effect from time to time (or any successor rule) and to comply with the Code and accompanying regulations, but subject to changes in law or other legal requirements (including any change in the provisions of Rule 16b-3 and the Code and accompanying Regulations that would permit otherwise), the Board must obtain approval of the shareholders to make any amendment that would (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 13 of the plan), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan.

(c) Prohibited Amendments. Notwithstanding Sections 17(a) and 17(b), under no circumstances may the Board or Committee (i) amend, alter, discontinue or terminate the requirements set forth in Sections 7(b), 7(c), 7(i) and 7(j) with respect to Incentive Stock Options (except as otherwise permitted in Section 7), unless (a) such modifications are made to comply with changes in the tax laws, or (b) the Plan is completely terminated, or (ii) make any amendment, alteration or modification to the Plan that would impair the vested rights of a Participant under any Award theretofore granted under this Plan, except as provided in Section 18(c).

18.

MISCELLANEOUS MATTERS.

(a) Tax Withholding. In addition to the authority set forth in Section 7(g) above, the Company shall have the right to deduct from a Participant’s wages or from any settlement, including the delivery of shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments, or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(b) No Right to Employment or Directorship. Neither the adoption of the Plan nor the granting of any Award shall confer upon any person any right to continue employment or board membership with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any Participant at any time, with or without cause, or the right of the Board to remove a Director.

(c) Annulment of Awards. The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Common Stock is provisional until the Participant or Director becomes entitled to the certificates in settlement thereof. In the event the employment of a Participant is terminated for cause (as defined below), or a Director is removed by the Board for cause, any Award which is provisional shall be annulled as of the date of such termination for cause. For the purpose of this Section 16(c), the term “terminated for cause” means any discharge for violation of the policies and procedures of the Company or a Subsidiary or for other job performance or conduct which is detrimental to the best interests of the Company or a Subsidiary.

(d) Securities Law Restrictions. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to refer to those restrictions. Further, without limiting the foregoing, each person exercising a Stock Option, Director’s Option, or Reload Option may be required by the Company to give a representation in writing that he or she is acquiring shares of Common Stock for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof (regardless of whether such option and shares of Common Stock covered by the Plan are registered under the Securities Act of 1933, as amended). As a condition of transfer of the certificate evidencing shares of Common Stock, the Board may obtain such other agreements or undertakings, if any, that it may deem necessary or appropriate to assume compliance with any provisions of the Plan or any law or regulation. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the shares of Common Stock are then listed, and any applicable Federal or state securities laws. The Board may cause a legend or legends to be put on any such certificate to refer to those restrictions.

(e) Award Agreement. Each Participant receiving an Award under the Plan shall enter into an, Award Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee, in its sole discretion, shall determine.

(f) Costs of Plan. The costs and expenses of administering the Plan shall be borne by the Company.

(g) Government Regulations. The Plan and the granting and exercise of Options hereunder, and the obligations of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(h) Interpretation. If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions of the Plan, but instead the Plan shall be construed and enforced as if such provisions had never been included in the Plan. Headings contained in the Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

(g) Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware

October 15, 2002

AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.
OMNIBUS INCENTIVE PLAN
October 20, 2004

The Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan (the “Plan”) is hereby amended by increasing the “Plan Maximum,” as defined in Section 6 of the Plan, from 465,625 shares of Class A Common Stock to 915,625 shares of Class A Common Stock, subject to adjustment as provided in Section 15 of the Plan. This Amendment No. 1 to the Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan was adopted by the Board of Directors on May 11, 2004, and approved by the stockholders of LightPath Technologies, Inc. on and effective as of October 20, 2004.

AMENDMENT NO. 2 TO THE
AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.
OMNIBUS INCENTIVE PLAN
December 6, 2004

The Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan (the “Plan”) is hereby amended as follows:

1.

Section 3(e) of the Plan is hereby amended by inserted the following at the end of such section:

“To the extent the Board considers it desirable to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission or to meet the performance-based exception from the deductibility limitation of Section 162(m) of the Code, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors’ within the meaning of Section 162(m) of the Code and as “non-employee directors” under Rule 16b-3.”

2.

Section 3(ee) of the Plan is hereby deleted in its entirety and, in lieu thereof, there is substituted the following:

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.”

3.

Section 6 of the Plan is hereby amended by inserting the following after the first sentence of such section:

“Any or all of such shares authorized for issuance under the Plan may be issued pursuant to Incentive Stock Options. During any calendar year no Participant may be granted Awards (other than Awards that cannot be satisfied in Common Stock) with respect to more than 500,000 shares of Common Stock.”

This Amendment No. 2 to the Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan was adopted by the Board of Directors of LightPath Technologies, Inc. in accordance with Section 17(a) of the Plan on and effective as of December 6, 2004.

AMENDMENT NO. 3 TO THE
AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.
OMNIBUS INCENTIVE PLAN
November 1, 2007

The Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan (the “Plan”) is hereby amended by increasing the “Plan Maximum,” as defined in Section 6 of the Plan, from 915,625 shares of Class A Common Stock to 1,715,625 shares of Class A Common Stock, subject to adjustment as provided in Section 15 of the Plan. This Amendment No. 3 to the Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan was adopted by the Board of Directors on August 1, 2007, and approved by the stockholders of LightPath Technologies, Inc. on and effective as of November 1, 2007.

AMENDMENT NO. 4 TO THE
AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.
OMNIBUS INCENTIVE PLAN
January 1, 2009

The Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan (the “Plan”) is hereby amended as follows, effective as of January 1, 2009, in order to comply with Section 409A of the Code:

1. Section 15 of the Plan is hereby amended by the addition of the following new subsection (d):

“(d)

Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section 15 of the Plan to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to this Section 15 of the Plan to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that, after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; and (iii) the Committee shall not have the authority to make any adjustments pursuant to this Section 15 of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto.”

2. Section 18 of the Plan is hereby amended by the addition of the following new subsection (h):

“(h)

Code Section 409A Compliance. It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or shares of Common Stock pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Committee, and shall comply in all respects with Section 409A of the Code. In addition, unless the terms of an Award Agreement issued under the Plan comply with Code Section 409A, the exercise price, in the case of a Stock Option or Director’s Option, or the value of Common Stock on which any other type of Award is based, shall be no less than the Fair Market Value of such Common Stock on the effective grant date of the Award. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

(i)

If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A, including applicable transition rules thereunder.

(ii)

The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.

(iii)

Any distribution of a 409A Award following a termination of employment that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the expiration of the six-month period following such separation from service, as defined under Code Section 409A.

(iv)

In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

(v)

In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution or settlement shall be made within 90 days but in no event later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.

(vi)

In the case of a Stock Option, Director’s Option, or Stock Appreciation Right granted at an exercise price that is less than the Fair Market Value of the Common Stock underlying such Award on the date of grant, the terms of the Award Agreement shall specify the exercise date and time and form of payment of the Award in compliance with Code Section 409A no later than December 31, 2008, for Awards outstanding at that date, and no later than the date of grant for Awards issued thereafter.”

AMENDMENT NO. 5 TO THE
AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.
OMNIBUS INCENTIVE PLAN
January 31, 2013

The Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan (the “Plan”) is hereby amended by increasing the “Plan Maximum,” as defined in Section 6 of the Plan, from 1,715,625 shares of Class A Common Stock to 2,715,625 shares of Class A Common Stock, subject to adjustment as provided in Section 15 of the Plan. This Amendment No. 5 to the Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan was adopted by the Board of Directors on October 25, 2012, and approved by the stockholders of LightPath Technologies, Inc. on and effective as of January 31, 2013.

AMENDMENT NO. 6 TO THE
AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.
OMNIBUS INCENTIVE PLAN
January 29, 2015

The Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan (the “Plan”) is hereby amended by increasing the “Plan Maximum,” as defined in Section 6 of the Plan, from 2,715,625 shares of Class A Common Stock to 3,915,625 shares of Class A Common Stock, subject to adjustment as provided in Section 15 of the Plan. This Amendment No. 6 to the Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan was adopted by the Board of Directors on October 30, 2014, and approved by the stockholders of LightPath Technologies, Inc. on and effective as of January 29, 2015.

AMENDMENT NO. 7 TO THE
AMENDED AND RESTATED LIGHPATH TECHNOLOGIES, INC.
OMNIBUS INCENTIVE PLAN
October 26, 2017

The Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan (the “Plan”) is hereby amended by increasing the “Plan Maximum,” as defined in Section 6 of the Plan, from 3,915,625 shares of Class A Common Stock to 5,115,625 shares of Class A Common Stock, subject to adjustment as provided in Section 15 of the Plan. This Amendment No. 7 to the Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan was adopted by the Board of Directors on July 27, 2017, and approved by the stockholders of LightPath Technologies, Inc. on and effective as of October 26, 2017.